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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): FEBRUARY 18, 1998



                           CROSS TIMBERS OIL COMPANY
            (Exact name of registrant as specified in its charter)



          DELAWARE                     1-10662                    75-2347769
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)



         810 HOUSTON STREET, SUITE 2000, FORT WORTH, TEXAS       76102
             (Address of principal executive offices)          (Zip Code)



                                (817) 870-2800
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

         On February 18, 1998, Cross Timbers Oil Company issued news release number 98-04 (Exhibit 99.1) announcing earnings for the quarter and year ended December 31, 1997.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

              Exhibit Number
              and Description                                           Page
              ---------------                                           ----

              99.1    Cross Timbers Oil Company News Release
                      Number 98-04 dated February 18, 1998.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CROSS TIMBERS OIL COMPANY


Date: February 23, 1998                 By:     LOUIS G. BALDWIN
                                           -------------------------------------
                                                Louis G. Baldwin
                                                Senior Vice President and
                                                  Chief Financial Officer

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